AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
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     AMENDMENT  NO. 3 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") dated as of February 2, 2005 by and among The GSI Group, Inc., a Delaware corporation ("BORROWER"), Assumption Leasing Company, Inc., an Illinois corporation the "GUARANTOR"), the lenders ("LENDERS") from time to time party to the Loan Agreement (as defined below) and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "AGENT").
                                R E C I T A L S:

     WHEREAS, Agent, the Lenders, Borrower and Guarantor are parties to that certain Loan and Security Agreement dated as of October 31, 2003 (as amended, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby); WHEREAS, Borrower and Guarantors have requested that the Agent and Lenders agree to a certain amendment as set forth herein to permit the Borrower to make a dividend to its shareholders; and
WHEREAS, Agent and the Lenders have granted their approval to such amendment upon the terms and conditions contained herein,
     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section  1.     Amendment  to Loan Agreement.  Immediately upon the satisfaction
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of  each  of  the applicable conditions precedent set forth in Section 2 of this
Amendment, the following amendment to the Loan Agreement shall become effective as of the date hereof:
     (a) Section 9.11 of the Loan Amendment is hereby amended by amending and restating clause (d) of Section 9.11 to read as follows:
     "(d)     Borrower  may  (i) make a one time repurchase of 948,052 shares of its common stock from Craig Sloan on or prior to July 31, 2004 with proceeds from the Term Loan as described in Section 2.3(a); provided, that with respect
                                                     --------
to this clause (i), (A) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such repurchase and
(B) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend, (ii) pay dividends in any calendar  month  (other  than  in  respect of any calendar month during the 2005 calendar year), to the extent permitted by applicable law, in an aggregate amount of up to $83,333 in any calendar month; provided, that with respect to
                                                  --------
this clause (ii), (A) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such dividend and
(B) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend, (iii) in addition to any dividends permitted under clause (ii) above, pay additional dividends once each calendar year (other than the 2005 calendar year), to the extent permitted by applicable law, in an aggregate amount of up to $1,000,000 in any such calendar year; provided, that with respect to this clause (iii), (A) such dividend is
       --------
payable only once per calendar year, commencing on December 15, 2004 and on each anniversary thereof (other than the 2005 calendar year), (B) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such dividend, (C) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend and (D) Borrower has Excess Availability of at least $10,000,000 after giving effect to such dividend and (iv) pay dividends in an amount not to exceed $2,000,000 on or about February 4, 2005, to the extent permitted by applicable law; provided,
                                                                       --------
that with respect to this clause (iv), (A) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such dividend, (B) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend and (C) Borrower has Excess Availability of at least $10,000,000 after giving effect to such dividend. Upon the making of any dividend under clause (iii) or clause (iv) above, Borrower shall maintain Excess Availability of at least $10,000,000 for a period of thirty (30) consecutive days commencing on the date of such dividend."
Section  2.     Conditions  to Effectiveness of Amendment.  This Amendment shall
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be  effective  upon  satisfaction  of  the  following  conditions  precedent:
     2.1. This Amendment shall have been executed and delivered by Agent, the Lenders, Borrower and Guarantor;
2.2. The representations and warranties contained herein shall be true and correct in all respects;
2.3. Agent shall have received a duly executed Acknowledgment and Consent from the Guarantor; and
2.4. Agent shall have received a certificate from the chief financial officer of the Borrower certifying, and setting forth appropriate calculations reflecting, that the payment of the $2,000,000 dividend on February 4, 2005 as contemplated by Section 9.11 of the Loan Agreement (as amended hereby) complies with the requirements of Section 10.12 of the Indenture.
Section 3.     Representations and Warranties.  In order to induce the Agent and
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Lenders  to enter into this Amendment, each of Borrower and Guarantor represents and warrants to Agent and the Lenders, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment that:
     3.1.     No  Default;  etc.  No  Event of Default and no event or condition
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which,  merely  with  notice or the passage of time or both, would constitute an
Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.
3.2.     Corporate  Power  and  Authority:  Authorization.  Each of Borrower and
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Guarantor  has  the  corporate  power  and authority to execute and deliver this
Amendment and the execution and delivery by Borrower and Guarantor of this Amendment has been duly authorized by all requisite corporate action by Borrower or such Guarantor.
3.3.     Execution  and  Delivery.  Each  of  Borrower  and  Guarantor  has duly
         ------------------------
executed  and  delivered  this  Amendment.
3.4.     Enforceability.  This  Amendment  constitutes  the  legal,  valid  and
         --------------
binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.
3.5.     Representations  and  Warranties.  All  of  the  representations  and
         --------------------------------
warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment.
Section  4.     Miscellaneous.
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     4.1.     Effect; Ratification.  Each of Borrower and Guarantor acknowledges
              --------------------
that all of the reasonable legal expenses incurred by Agent and Lenders in connection herewith shall be reimbursable under Section 9.20 of the Loan
                                                      -------------
Agreement. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement except as provided herein or (ii) prejudice any right or rights that Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as waived herein are hereby ratified and confirmed and shall remain in full force and effect.
4.2.     Counterparts.  This  Amendment  may  be  executed  in  any  number  of
         ------------
counterparts,  each  such  counterpart constituting an original but all together one  and  the  same  instrument.
     4.3.     Governing Law.  This Amendment shall be governed by, and construed
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and  interpreted in accordance with, the internal laws of the State of Illinois.
                            [Signature Page Follows]
                            -                      -

       [Signature Page to Amendment No. 3 to Loan and Security Agreement]


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Loan and Security Agreement as of the date first above written.
BORROWER:
--------

THE  GSI  GROUP,  INC.


By:
Name:
Title


GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.


By:
Name:
Title


AGENT:
-----

CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title

------
REVOLVING  LENDERS:
------------------


CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title


FLEET  CAPITAL  CORPORATION

By:
Name:
                              Title


                              TERM  LENDERS:
                              -------------

                              ABLECO FINANCE LLC, on behalf of itself and its affiliate assigns

By:
Name:
Title

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                           Acknowledgement and Consent
                           ---------------------------

     The undersigned has heretofore executed and delivered to Agent and the Lenders that certain Guaranty Agreement dated as of October 31, 2003 (the "Guaranty") in favor of Agent for the benefit of Lenders. The undersigned
      ---
hereby consents to the Amendment No. 3 to the Loan and Security Agreement dated as of February __, 2005 set forth above ("Amendment") and confirms that the
                                               ---------
Financing Agreements executed and delivered by it and all of the obligations of such undersigned thereunder remain in full force and effect. The undersigned acknowledges and agrees that, notwithstanding the execution and delivery of the Amendment, the Guaranty executed and delivered by such undersigned to the Agent remains in full force and effect and the rights and remedies of the Agent and the Lenders thereunder and the obligations of such undersigned thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. The undersigned acknowledges and agrees that the consent of such undersigned to any further waivers, consents or amendments to the Loan Agreement shall not be required as a result of this waiver having been obtained. The undersigned further acknowledges that the Agent and the Lenders are relying on the assurance set forth herein in extending and maintaining credit outstanding to the Borrower.

GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.

By:
Name:
Title